EXHIBIT 10.4

Execution Version

PARI SECOND LIEN INTERCREDITOR AGREEMENT

PARI SECOND LIEN INTERCREDITOR AGREEMENT dated as of January 20, 2015 (this “Agreement”) between WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to WILMINGTON TRUST FSB), as the Second Lien Trustee and Second Lien Collateral Agent, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the New Second Lien Trustee and New Second Lien Collateral Agent.

Recitals

(a)           Reference is made to the Junior Lien Intercreditor Agreement, dated as of December 22, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as the Agent (the “Agent”) and Revolving Credit Collateral Agent (the “Revolving Credit Collateral Agent”), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as the First Lien Trustee (in such capacity, the “First Lien Trustee”) and First Lien Collateral Agent (in such capacity, the “First Lien Collateral Agent”), Wilmington Trust, National Association, as the Second Lien Trustee (in such capacity, the “Second Lien Trustee”) and Second Lien Collateral Agent (in such capacity, the “Second Lien Collateral Agent”), American Media, Inc., a Delaware corporation, as the Company (the “Company”) and each of the other Grantors party thereto from time to time.

(b)           Pursuant to the Indenture, dated as of the date hereof (the “New Second Lien Indenture”), among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity, the “New Second Lien Trustee”) and collateral agent (in such capacity, the “New Second Lien Collateral Agent”), the Company is issuing $39,024,390 of new 7.000% Second Lien Senior Secured Notes due 2020 (the “New Second Lien Notes”).

(c)           The New Second Lien Collateral Agent is becoming a party to the Intercreditor Agreement as an Additional Collateral Agent pursuant to the Collateral Agent Joinder Agreement No. 2, dated as of the date hereof (the “Joinder”), among the Agent and Revolving Credit Collateral Agent, the First Lien Trustee and First Lien Collateral Agent, the Second Lien Trustee and Second Lien Collateral Agent, the Company, the Grantors, and the New Second Lien Trustee and New Second Lien Collateral Agent.

1.             Definitions.

(a)           Capitalized terms used in this Agreement but not otherwise defined herein have the respective meanings assigned thereto in the Intercreditor Agreement.

(b)           As used in this Agreement, the following terms have the meanings specified below:

“Agreement Termination Date” means the date upon which this Agreement is terminated in accordance with the provisions of Section 5.

“New Second Lien Note Documents” means the New Second Lien Indenture and each New Second Lien Note Security Document.

“New Second Lien Note Obligations” means all “Obligations” (as defined in the New Second Lien Indenture) under the New Second Lien Indenture and the New Second Lien Notes.

“New Second Lien Note Secured Party” means the New Second Lien Trustee, the New Second Lien Collateral Agent and each Holder (as defined in the New Second Lien Indenture).

“New Second Lien Note Security Documents” means the “Security Documents” as defined in the New Second Lien Indenture.

(c)           All references in this Agreement to agreements shall, unless otherwise specified, be deemed to refer to such agreements as amended, amended and restated, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement, if applicable.

2.             Second Priority Representative; Enforcement Rights.  Notwithstanding anything to the contrary in the Intercreditor Agreement or the Joinder, the New Second Lien Trustee and New Second Lien Collateral Agent, on behalf of itself and the other New Second Lien Note Secured Parties, hereby acknowledges and agrees that, prior to the Agreement Termination Date:

(a)           the Second Lien Trustee and Second Lien Collateral Agent shall be the Second Priority Representative;

(b)           subject to Section 3 of the Intercreditor Agreement, the Second Priority Representative shall have the exclusive right to take and continue any Enforcement Action on behalf of the Second Priority Secured Parties, without any consultation with or consent of any New Second Lien Note Secured Party;

(c)           in exercising rights and remedies on behalf of the Second Priority Secured Parties with respect to the Common Collateral, the Second Priority Representative may enforce the provisions of the Second Priority Documents and exercise remedies thereunder, all in such order and in such manner as it may be directed in accordance with the Second Lien Indenture; and

(d)           no New Second Lien Note Secured Party will:

(i)           contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including the filing of an Insolvency of Liquidation Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any Second Lien Note Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any Second Lien Note Secured Party;

(ii)           have any right to (1) direct either the Second Priority Representative or any other Second Lien Note Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the Second Lien Note Security Documents or (2) consent or object to the exercise by the Second Priority Representative or any other Second Lien Note Secured Party of any right, remedy or power with respect to the Common

Collateral or pursuant to the Second Lien Note Security Documents or to the timing or manner in which any such right is exercised or not exercised;

(iii)           make any judicial or non-judicial claim or demand or commence any judicial or non-judicial proceedings against any Grantor or any of its subsidiaries or affiliates under or with respect to any New Second Lien Note Security Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any New Second Lien Note Security Document or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, any New Second Lien Note Document; or

(iv)           commence judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, or attempt any action to take possession of any Common Collateral, or exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Common Collateral or pursuant to the New Second Lien Note Security Documents.

3.             Relative Priorities; Application of Proceeds of Common Collateral.  Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Common Collateral securing any Second Priority Obligation, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Second Priority Document, or any other circumstance whatsoever, the Second Lien Trustee and Second Lien Collateral Agent, for itself and on behalf of the Second Lien Note Secured Parties, and the New Second Lien Trustee and New Second Lien Collateral Agent, for itself and on behalf of the New Second Lien Note Secured Parties, agree that, prior to the Agreement Termination Date:

(a)           valid and perfected Liens on any Common Collateral securing the Second Lien Note Obligations and the New Second Lien Note Obligations shall be of equal priority; and

(b)           when any proceeds of Common Collateral (including any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral resulting from any Enforcement Action or that occurs after any Event of Default (as defined in the First Priority Documents), whether or not pursuant to an Insolvency or Liquidation Proceeding, or during the pendency of any Insolvency or Liquidation Proceeding, are distributed in accordance with Section 4.1 of the Intercreditor Agreement to the Second Priority Representative for application, the Second Priority Representative shall apply such proceeds (i) FIRST, on a pro rata basis (A) to the payment of all amounts owing to the Second Lien Trustee and Second Lien Collateral Agent and the New Second Lien Trustee and New Second Lien Collateral Agent (in their respective capacities as such) pursuant to the terms of the Second Lien Note Documents or the New Second Lien Note Documents, as applicable, (B) in the case of any Enforcement Action by the Second Priority Representative, to the payment of all costs and expense incurred by the Second Priority Representative in connection therewith, and (C) in the case of any such payment pursuant to the Intercreditor Agreement, to the payment of all costs and expenses incurred by the Second Lien Trustee and Second Lien Collateral Agent, the New Second Lien Trustee and New Second Lien Collateral Agent, any Second Lien Note Secured Party or any New Second Lien Note Secured Party in enforcing its rights thereunder to obtain such payment, and (ii) SECOND, to the extent of any available proceeds to the payment in full of all Second Lien Note Obligations and all New

Second Lien Note Obligations, in each case secured by a valid and perfected Lien on such Common Collateral, at the time due and payable (the amounts so applied to be distributed, as among such series of Second Priority Obligations, ratably in accordance with the amounts of the Second Priority Obligations of each such series on the date of such application, with the portion thereof distributed to the Second Lien Note Secured Parties to be further distributed in accordance with the order of priority set forth in the Second Lien Note Documents and the portion thereof distributed to the New Second Lien Note Secured Parties to be further distributed in accordance with the order of priority set forth in the New Second Lien Note Documents).

4.             No Warranties; Information.

(a)           The Second Lien Trustee and Second Lien Collateral Agent and the New Second Lien Trustee and New Second Lien Collateral Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any Second Lien Note Document or any New Second Lien Note Document. Except as otherwise provided in this Agreement, the Second Lien Trustee and Second Lien Collateral Agent and the New Second Lien Trustee and New Second Lien Collateral Agent will be entitled to manage and supervise their respective extensions of credit to any Grantor in accordance with law and their usual practices, modified from time to time as they deem appropriate.

(b)           Each of the Second Lien Trustee and Second Lien Collateral Agent, on behalf of the other Second Lien Note Secured Parties, and the New Second Lien Trustee and New Second Lien Collateral Agent, on behalf of the other New Second Lien Note Secured Parties, hereby agrees that each Secured Party of each series assumes responsibility for keeping itself informed of the financial condition of the Company and each of the other Grantors and all other circumstances bearing upon the risk of nonpayment of the Second Lien Note Obligations or the New Second Lien Note Obligations, as applicable. The Second Lien Trustee and Second Lien Collateral Agent, on behalf of the other Second Lien Note Secured Parties, and the New Second Lien Trustee and New Second Lien Collateral Agent, on behalf of the other New Second Lien Note Secured Parties, hereby agree that no Secured Party shall have any duty to advise the Secured Party of any other series of information known to it regarding such condition or any such circumstances. In the event that any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any information to any Secured Party of another series, it shall be under no obligation (a) to provide any such information to such other party on any subsequent occasion, (b) to undertake any investigation, or (c) to disclose any other information.

5.             Termination.  This Agreement and the provisions hereunder shall terminate and be of no further force and effect (i) automatically upon the payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the Second Lien Note Documents) and premium, if any, that is due and payable, on the Second Lien Note Obligations or (ii) upon three days’ prior written notice by the Second Lien Trustee and Second Lien Collateral Agent, as directed in accordance with the Second Lien Indenture.

6.             Amendments.  No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the Second Lien Trustee and Second Lien Collateral Agent and the New Second Lien Trustee and New Second Lien Collateral Agent.

7.             Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the Second Lien Trustee and Second Lien Collateral Agent, the New Second Lien Trustee and New Second Lien Collateral Agent, the other Second Lien Note Secured Parties, the other New Second Lien Note Secured Parties, and their respective successors and permitted assigns, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other person shall have or be entitled to assert rights or benefits hereunder.

8.             Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any Second Lien Note Document, any New Second Lien Note Document, the Intercreditor Agreement or the Joinder, the provisions of this Agreement shall govern.

9.             Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Second Lien Note Secured Parties and the New Second Lien Note Secured Parties in relation to one another.

10.           Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.  Sections 9.5, 9.6 and 9.12 of the Intercreditor Agreement are incorporated herein by reference and shall apply mutatis mutandis to this Agreement.

11.           Headings; Severability; Counterparts; Integration; Effectiveness.  Sections 9.9, 9.10 and 9.11 of the Intercreditor Agreement are incorporated herein by reference and shall apply mutatis mutandis to this Agreement.

12.           Representatives.

(a)           It is understood and agreed that the Second Lien Trustee and Second Lien Collateral Agent are entering into this Agreement in their capacities as trustee and collateral agent under the Second Lien Indenture and the provisions of Articles 7 and 10 of the Second Lien Indenture applicable to the Second Lien Trustee and Second Lien Collateral Agent as trustee and collateral agent thereunder shall also apply to the actions of the Second Lien Trustee and Second Lien Collateral Agent hereunder.

(b)           It is understood and agreed that the New Second Lien Trustee and New Second Lien Collateral Agent are entering into this Agreement in their capacities as trustee and collateral agent under the New Second Lien Indenture and the provisions of Articles 7 and 10 of the New Second Lien Indenture applicable to the New Second Lien Trustee and New Second Lien Collateral Agent as trustee and collateral agent thereunder shall also apply to the actions of the New Second Lien Trustee and New Second Lien Collateral Agent hereunder.

(c)           In connection with its execution of this Agreement and its actions hereunder, each of the parties hereto shall be entitled to all rights, privileges, benefits, protections, immunities and indemnities provided to it as trustee and collateral agent under the Second Lien Note Documents and the New Second Lien Note Documents, respectively.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Wilmington Trust, National Association, as the New Second Lien Trustee and New Second Lien Collateral Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

Wilmington Trust, National Association, as
the Second Lien Trustee and Second Lien
Collateral Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

[Signature Page to Pari Second Lien Intercreditor Agreement]